UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07899
                                   811-07885

Name of Fund: Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index
              Funds, Inc. Master Aggregate Bond Index Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 - Report to Stockholders

                       Merrill Lynch
                       Aggregate Bond Index Fund
                       Of Merrill Lynch Index Funds, Inc.

Semi-Annual Report
June 30, 2005

Merrill Lynch Aggregate Bond Index Fund

Officers and Directors/Trustees

Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey B. Hewson, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Merrill Lynch Trust Company, FSB
1300 Merrill Lynch Drive
3rd Floor -- MSC 0303
Pennington, NJ 08534

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must regis-ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

A Letter From the President

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             -0.81%          + 6.32%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%          + 9.45%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         -1.17%          +13.65%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%          + 6.80%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%          + 8.24%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%          +10.10%
-----------------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director/Trustee


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005          3

A Discussion With Your Fund's Portfolio Manager

      We continued to invest in a statistically selected sample of bonds correlated to the Lehman Brothers Aggregate Bond Index in an effort to offer investors returns consistent with the Index.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2005, Merrill Lynch Aggregate Bond Index Fund's Class A and Class I Shares had total returns of +2.34% and +2.47%, respectively. This compared to a return of +2.51% for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (Complete performance information can be found on page 6 of this report to shareholders.) Although the Fund uses a stratified sampling approach to mimic the composition and performance of the Index, minimal total return tracking error is expected in seeking to match the return of the benchmark. This often will account for the variance in returns versus the Index.

The Lehman Brothers Aggregate Bond Index is comprised of three major investment sectors: government and agency issues, agency-guaranteed mortgage-backed securities (MBS) and investment grade corporate bonds. Sector weighting and security selection in the Index are determined by the representation that each sector has in the overall U.S. investment grade bond market. During the six-month period, the government bond sector of the Index was the best performer, posting a return of +2.93%.

The U.S. economy remained on relatively solid footing throughout the period, although some less-than-favorable economic releases were enough to cause sufficient uncertainty. Nevertheless, the Federal Reserve Board (the Fed) maintained its commitment to a measured program of interest rate hikes, and increased the federal funds rate four times during the period. This brought the target short-term interest rate to 3.25% at period-end.

As short-term interest rates moved up in concert with the Fed rate hikes, yields on the long end of the curve actually declined. This resulted in a significant flattening of the yield curve. Ten-year and 30-year bond yields declined 30 basis points (.30%) and 64 basis points, respectively, over the past six months. Because bond prices move in the opposite direction of yields, this meant that securities in these maturity ranges achieved significant gains. Against this backdrop, the maturity structure of the government bond market (which tends to be heavy in long-dated maturities) enabled this sector to outperform its corporate and MBS counterparts. For the six-month period, the corporate sector returned +2.49%, as volatility in this sector caused yield spreads (versus comparable maturity Treasury securities) to widen. The MBS sector returned +2.15% for the same period. The cash flows of MBS are concentrated more in the front end of the yield curve, the sector that saw interest rates increase (and bond prices fall) most significantly.

How was the portfolio managed during the period?

The Fund seeks to replicate the total return, before expenses, of the unmanaged Lehman Brothers Aggregate Bond Index, a widely accepted investment performance benchmark comprised of dollar-denominated investment grade bonds of different types. Because it is not practical or logistically possible to create a portfolio with all of the Index positions, we construct a proxy portfolio (Master Aggregate Bond Index Series) of far fewer securities that seeks to duplicate the return of the benchmark.

The investments in the Series are determined by implementing stratified sampling techniques. Through this approach, we select securities that collectively mimic the investment characteristics of the Index at the sector and subsector levels. At June 30, 2005, the Lehman Brothers Aggregate Bond Index was comprised of 6,124 securities, and the Series was comprised of 501 individual investments designed to match the market exposure and investment characteristics of the Index.

What changes occurred in the Index, and the portfolio, during the period?

In seeking to provide returns that are representative of the bond market as a whole, we track the sector and subsector weightings of our benchmark index rather than maintaining a bias to any specific area of the market.

At June 30, 2005, the government and agency sector of the Lehman Brothers Aggregate Bond Index was comprised of 776 securities, accounting for 36.62% of the Index. This compared to 695 issues representing 35.69% of the benchmark at December 31, 2004. The portfolio's position in this sector is designed to match the duration, yield and convexity of its Index counterpart. As such, any change in interest rates or the shape of the yield curve will have an identical effect on the return of this sector.


4       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

The MBS sector included 2,426 securities and accounted for 39.09% of the Index at June 30, 2005, versus 2,272 securities representing 39.51% of the Index at December 31, 2004. The MBS sector of the portfolio has the same exposure to 30-year, 15-year and balloon MBS as the Index. Within these subsectors, exposure to coupon and issuer also are matched to that of the Index in an effort to duplicate the return of the Index's MBS sector with minimal deviation.

In the corporate sector, there were 2,922 securities representing 24.29% of the Index at June 30, 2005, compared to 2,869 securities representing 24.80% of the Index as of December 31, 2004. As with the government sector, we seek to match investment characteristics in the portfolio's corporate sector with those of the Index. However, in the corporate sector, we also seek to mirror the credit rating and industry exposure of the benchmark.

How was the portfolio positioned at the close of the period?

Within the U.S. bond market, the major underlying theme continues to focus on monetary policy. The Fed has increased the federal funds rate 25 basis points at each of its meetings in the past year (a total of nine through June 30, 2005). While there has been evidence of an economic soft patch recently, the Fed has not sent any signals that a change in monetary policy is imminent. It appears that the current federal funds level of 3.25% remains accommodative.

As mentioned earlier, the yield curve flattened during the period. In fact, the yield on three-month Treasury bills stood at 3.13% on June 30, 2005, 91 basis points higher than at December 31, 2004 -- a move consistent with the actions of the Fed. Yields on two-year and five-year notes increased 58 basis points and 9 basis points, respectively, while the 10-year Treasury yield actually declined 30 basis points. We will continue to observe this market phenomenon. In the meantime, we continue to use our stratified sampling techniques to create a proxy portfolio of our benchmark, the Lehman Brothers Aggregate Bond Index, and offer comparable returns. With that in mind, we expect the portfolio to continue to meet its objective of providing fixed income returns consistent with the returns of the benchmark.

Jeffrey B. Hewson
Vice President and Portfolio Manager

July 12, 2005


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005          5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through two pricing alternatives:

o Class A Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution fee. In addition, Class A Shares are subject to an ongoing account maintenance fee of 0.25% (per year).

o Class I Shares do not incur an initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's adminis- trator voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                        6-Month         12-Month        Since Inception         Standardized
As of June 30, 2005                                   Total Return    Total Return       Total Return           30-Day Yield
============================================================================================================================
ML Aggregate Bond Index Fund Class A Shares*             +2.34%          +6.53%             +68.23%                 3.56%
----------------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class I Shares*             +2.47           +6.79              +71.71                  3.81
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                   +2.51           +6.80              +76.03                    --
----------------------------------------------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception date is 4/03/97.
** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds. Since inception total return is from 4/03/97.

Average Annual Total Return

Class A Shares                                                            Return
================================================================================
One Year Ended 6/30/05                                                    +6.53%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                                                  +6.85
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/05                                       +6.52
--------------------------------------------------------------------------------

Class I Shares                                                            Return
================================================================================
One Year Ended 6/30/05                                                    +6.79%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                                                  +7.11
--------------------------------------------------------------------------------
Inception (4/03/97) through 6/30/05                                       +6.78
--------------------------------------------------------------------------------


6       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                              Expenses Paid
                                                          Beginning          Ending         During the Period*
                                                        Account Value     Account Value     January 1, 2005 to
                                                       January 1, 2005    June 30, 2005       June 30, 2005
==============================================================================================================
Actual
==============================================================================================================
Class A                                                    $1,000           $1,023.40             $2.98
--------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000           $1,024.70             $1.74
==============================================================================================================
Hypothetical (5% annual return before expenses)**
==============================================================================================================
Class A                                                    $1,000           $1,021.58             $2.97
--------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000           $1,022.80             $1.74
--------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class A and .35% for Class I), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master series in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005          7

Statement of Assets and Liabilities      Merrill Lynch Aggregate Bond Index Fund

As of June 30, 2005
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investment in Master Aggregate Bond Index Series (the "Series"),
                        at value (identified cost--$349,381,608) ........................                      $ 359,146,922
                       Prepaid expenses and other assets ................................                             51,308
                                                                                                               -------------
                       Total assets .....................................................                        359,198,230
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders .....................................    $     315,516
                          Administrator .................................................           44,480
                          Distributor ...................................................            6,058
                                                                                             -------------
                       Total liabilities ................................................                            366,054
                                                                                                               -------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                      $ 358,832,176
                                                                                                               =============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value, 125,000,000
                        shares authorized ...............................................                      $         273
                       Class I Shares of Common Stock, $.0001 par value, 125,000,000
                        shares authorized ...............................................                              3,040
                       Paid-in capital in excess of par .................................                        347,504,986
                       Accumulated distributions in excess of investment income--net ....    $     (40,077)
                       Undistributed realized capital gains allocated from the
                        Series--net .....................................................        1,598,640
                       Unrealized appreciation allocated from the Series--net ...........        9,765,314
                                                                                             -------------
                       Total accumulated earnings--net ..................................                         11,323,877
                                                                                                               -------------
                       Net Assets .......................................................                      $ 358,832,176
                                                                                                               =============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $29,601,999 and 2,733,148
                        shares outstanding ..............................................                      $       10.83
                                                                                                               =============
                       Class I--Based on net assets of $329,230,177 and 30,402,749
                        shares outstanding ..............................................                      $       10.83
                                                                                                               =============

      See Notes to Financial Statements.


8       MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Statement of Operations                  Merrill Lynch Aggregate Bond Index Fund

For the Six Months Ended June 30, 2005
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Series:
                          Interest ......................................................                      $   7,989,454
                          Securities lending--net .......................................                             12,344
                          Expenses ......................................................                           (105,641)
                                                                                                               -------------
                       Total income .....................................................                          7,896,157
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Administration fees ..............................................    $     346,775
                       Transfer agent fees--Class I .....................................          119,691
                       Account maintenance fees--Class A ................................           43,197
                       Printing and shareholder reports .................................           39,441
                       Registration fees ................................................           16,821
                       Transfer agent fees--Class A .....................................           12,582
                       Professional fees ................................................            5,002
                       Directors' fees and expenses .....................................            1,865
                       Other ............................................................            4,295
                                                                                             -------------
                       Total expenses before waiver .....................................          589,669
                       Waiver of expenses ...............................................          (16,390)
                                                                                             -------------
                       Total expenses after waiver ......................................                            573,279
                                                                                                               -------------
                       Investment income--net ...........................................                          7,322,878
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain Allocated from the Series--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ..............................................          754,902
                          Swaps--net ....................................................          126,731           881,633
                                                                                             -------------
                       Change in unrealized appreciation on investments--net ............                            324,970
                                                                                                               -------------
                       Total realized and unrealized gain--net ..........................                          1,206,603
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $   8,529,481
                                                                                                               =============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005          9

Statements of Changes in Net Assets      Merrill Lynch Aggregate Bond Index Fund

                                                                                               For the Six         For the
                                                                                              Months Ended       Year Ended
                                                                                                June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                2005              2004
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................    $   7,322,878     $  15,664,002
                       Realized gain--net ...............................................          881,633         7,809,845
                       Change in unrealized appreciation--net ...........................          324,970        (5,807,322)
                                                                                             -------------------------------
                       Net increase in net assets resulting from operations .............        8,529,481        17,666,525
                                                                                             -------------------------------
============================================================================================================================
Dividends & Distributions to Shareholders
----------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .......................................................         (658,578)       (2,164,103)
                          Class I .......................................................       (6,667,336)      (13,823,831)
                       Realized gain--net:
                          Class A .......................................................               --          (698,074)
                          Class I .......................................................               --        (5,123,432)
                                                                                             -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ...................................       (7,325,914)      (21,809,440)
                                                                                             -------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                        transactions ....................................................      (39,863,144)      (28,134,770)
                                                                                             -------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets .....................................      (38,659,577)      (32,277,685)
                       Beginning of period ..............................................      397,491,753       429,769,438
                                                                                             -------------------------------
                       End of period* ...................................................    $ 358,832,176     $ 397,491,753
                                                                                             ===============================
                          * Accumulated distributions in excess of investment income--net    $     (40,077)    $     (37,041)
                                                                                             ===============================

      See Notes to Financial Statements.


10      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Financial Highlights                     Merrill Lynch Aggregate Bond Index Fund

                                                                                           Class A
                                                           ------------------------------------------------------------------------
                                                            For the Six                      For the Year Ended
                                                           Months Ended                          December 31,
The following per share data and ratios have been derived    June 30,      --------------------------------------------------------
from information provided in the financial statements.         2005          2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...  $  10.78        $  10.91        $  10.96        $  10.50        $  10.31
                                                           ------------------------------------------------------------------------
                 Investment income--net .................       .20**           .39**           .41**           .52**           .58
                 Realized and unrealized gain (loss)--net       .05             .04            (.05)            .46             .19
                                                           ------------------------------------------------------------------------
                 Total from investment operations .......       .25             .43             .36             .98             .77
                                                           ------------------------------------------------------------------------
                  Less dividends and distributions:
                    Investment income--net ..............      (.20)           (.40)           (.41)           (.52)           (.58)
                    Realized gain--net ..................        --            (.16)             --              --              --
                                                           ------------------------------------------------------------------------
                 Total dividends and distributions ......      (.20)           (.56)           (.41)           (.52)           (.58)
                                                           ------------------------------------------------------------------------
                 Net asset value, end of period .........  $  10.83        $  10.78        $  10.91        $  10.96        $  10.50
                                                           ========================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      2.34%+          4.05%           3.35%           9.61%           7.60%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver*** .............       .60%*           .60%            .60%            .59%            .60%
                                                           ========================================================================
                 Expenses*** ............................       .61%*           .61%            .62%            .61%            .71%
                                                           ========================================================================
                 Investment income--net .................      3.79%*          3.60%           3.70%           4.91%           5.50%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)  $ 29,602        $ 47,466        $ 63,872        $ 61,029        $ 60,438
                                                           ========================================================================
                 Portfolio turnover of the Series .......     79.81%         159.44%         136.76%         112.18%         144.23%
                                                           ========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes the Fund's share of the Series' allocated expenses.
+     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         11

Financial Highlights (concluded)         Merrill Lynch Aggregate Bond Index Fund

                                                                                            Class I
                                                           ------------------------------------------------------------------------
                                                            For the Six                      For the Year Ended
                                                           Months Ended                          December 31,
The following per share data and ratios have been derived    June 30,      --------------------------------------------------------
from information provided in the financial statements.         2005          2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...  $  10.78        $  10.91        $  10.95        $  10.50        $  10.31
                                                           ------------------------------------------------------------------------
                 Investment income--net .................       .21**           .42**           .43**           .55**           .61
                 Realized and unrealized gain (loss)--net       .05             .04            (.03)            .45             .19
                                                           ------------------------------------------------------------------------
                 Total from investment operations .......       .26             .46             .40            1.00             .80
                                                           ------------------------------------------------------------------------
                  Less dividends and distributions:
                    Investment income--net ..............      (.21)           (.43)           (.44)           (.55)           (.61)
                    Realized gain--net ..................        --            (.16)             --              --              --
                                                           ------------------------------------------------------------------------
                 Total dividends and distributions ......      (.21)           (.59)           (.44)           (.55)           (.61)
                                                           ------------------------------------------------------------------------
                 Net asset value, end of period .........  $  10.83        $  10.78        $  10.91        $  10.95        $  10.50
                                                           ========================================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....      2.47%+          4.31%           3.70%           9.78%           7.87%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver*** .............       .35%*           .35%            .35%            .34%            .35%
                                                           ========================================================================
                 Expenses*** ............................       .36%*           .36%            .37%            .36%            .46%
                                                           ========================================================================
                 Investment income--net .................      4.04%*          3.85%           3.95%           5.16%           5.72%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)  $329,230        $350,026        $365,898        $360,991        $324,390
                                                           ========================================================================
                 Portfolio turnover of the Series .......     79.81%         159.44%         136.76%         112.18%         144.23%
                                                           ========================================================================

*     Annualized.
**    Based on average shares outstanding.
***   Includes the Fund's share of the Series' allocated expenses.
+     Aggregate total investment return.

      See Notes to Financial Statements.


12      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Notes to Financial Statements            Merrill Lynch Aggregate Bond Index Fund

1. Significant Accounting Policies:

Merrill Lynch Aggregate Bond Index Fund (the "Fund") is part of Merrill Lynch Index Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Master Aggregate Bond Index Series (the "Series") of the Quantitative Master Series Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The performance of the Fund is directly affected by the performance of the Series. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Series owned by the Fund at June 30, 2005 was 42.5%. The Fund offers two classes of shares. Shares of Class A and Class I are sold without the imposition of a front-end or deferred sales charge. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A Shares bear certain expenses related to the account maintenance of such shares and have exclusive voting rights with respect to matters relating to its account maintenance expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Series at fair value. Valuation of securities held by the Series is discussed in Note 1(a) of the Series' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Series' income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Series are accounted for on a trade date basis.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .19% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. MLIM has entered into a voluntary arrangement with the Fund under which expenses incurred by the Fund (excluding account maintenance fees) will not exceed .35%. This arrangement has a one-year term and is renewable. For the six months ended June 30, 2005, MLIM earned fees of $346,775, of which $16,390 was waived.

The Fund may pay a monthly investment advisory fee at an annual rate of .06% based upon the average daily value of the Fund's net assets. However, the Investment Adviser has entered into a contractual agreement with the Fund pursuant to which the investment advisory fee will not be charged to the Fund so long as the Fund remains invested in the Trust. As a result, the investment advisory fee has not been accrued and will not be payable by the Fund for the period covered by this report.

The Corporation has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee. The fee is


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         13

Notes to Financial Statements (concluded)
                                         Merrill Lynch Aggregate Bond Index Fund

accrued daily and paid monthly at the annual rate of .25% based upon the average daily net assets of Class A Shares.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A shareholders.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $39,863,144 and $28,134,770 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended June 30, 2005                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            460,061       $   4,939,931
Shares issued to shareholders
   in reinvestment of dividends ........             44,816             481,192
                                              ---------------------------------
Total issued ...........................            504,877           5,421,123
Shares redeemed ........................         (2,175,147)        (23,339,290)
                                              ---------------------------------
Net decrease ...........................         (1,670,270)      $ (17,918,167)
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended December 31, 2004                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,470,677       $  16,082,715
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................            221,172           2,402,740
                                              ---------------------------------
Total issued ...........................          1,691,849          18,485,455
Shares redeemed ........................         (3,141,603)        (34,369,324)
                                              ---------------------------------
Net decrease ...........................         (1,449,754)      $ (15,883,869)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended June 30, 2005                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,611,156       $  49,511,172
Shares issued to shareholders
   in reinvestment of dividends ........            395,201           4,240,367
                                              ---------------------------------
Total issued ...........................          5,006,357          53,751,539
Shares redeemed ........................         (7,079,049)        (75,696,516)
                                              ---------------------------------
Net decrease ...........................         (2,072,692)      $ (21,944,977)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended December 31, 2004                           Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         13,214,147       $ 144,088,117
Shares issued to shareholders
   in reinvestment of dividends
   and distributions ...................          1,185,213          12,870,982
                                              ---------------------------------
Total issued ...........................         14,399,360         156,959,099
Shares redeemed ........................        (15,459,780)       (169,210,000)
                                              ---------------------------------
Net decrease ...........................         (1,060,420)      $ (12,250,901)
                                              =================================

Portfolio Information                         Master Aggregate Bond Index Series

As of June 30, 2005

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ...............................................                    67.8%
AA/Aa .................................................                     3.8
A/A ...................................................                     7.5
BBB/Baa ...............................................                     6.2
Other* ................................................                    14.7
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


14      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Summary Schedule of Investments
                          Master Aggregate Bond Index Series   (in U.S. dollars)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                 Interest               Maturity                          Percent of
                     Issue                      Face Amount        Rate                  Date(s)               Value      Net Assets
====================================================================================================================================
Government & Agency  Fannie Mae                 $15,790,000       5.25 %                6/15/2006         $   16,007,018      1.9%
Obligations                                      32,545,000       2.625              11/15/2006 (c)           32,062,097      3.8
                                                 32,205,000       5.75                2/15/2008 (c)           33,715,543      4.0
                                                 12,395,000       2.50                  6/15/2008             11,915,946      1.4
                                                 26,455,000       6.625                 9/15/2009             29,152,272      3.4
                                                 30,840,000       6.00                  5/15/2011             33,917,647      4.0
                                                  3,970,000       4.376               3/15/2013 (c)            4,034,640      0.5
                                                  5,185,000       4.625              10/15/2014 (c)            5,317,601      0.6
                                                  1,340,000       7.25                5/15/2030 (c)            1,860,272      0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Freddie Mac                 24,610,000       4.875               3/15/2007 (c)           25,057,877      3.0
                                                  6,615,000       5.75                4/15/2008 (c)            6,944,056      0.8
                                                  8,965,000       4.875                11/15/2013              9,379,846      1.1
                                                  8,655,000       6.75                  9/15/2029             11,369,312      1.3
                                                  3,470,000    4.125 - 7.18       6/27/2006 - 7/15/2032        4,001,966      0.5
                     ---------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds         14,815,000       8.75                  5/15/2017             21,271,673      2.5
                                                  8,505,000       8.50                  2/15/2020             12,474,445      1.5
                                                  6,155,000       8.125                 8/15/2021              8,935,331      1.1
                                                  8,000,000       6.25                  8/15/2023              9,969,688      1.2
                                                  3,275,000       6.375                 8/15/2027              4,246,114      0.5
                     ---------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Notes          3,025,000       2.625                11/15/2006              2,985,179      0.4
                                                  7,645,000       3.00               11/15/2007 (c)            7,533,911      0.9
                                                  2,940,000       3.625                 1/15/2010              2,926,103      0.3
                                                  6,390,000       4.00                 11/15/2012              6,461,638      0.8
                     ---------------------------------------------------------------------------------------------------------------
                     Other Securities                                                                          1,632,271      0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Total Government & Agency Obligations (Cost--$294,507,390)                              303,172,446     35.9
------------------------------------------------------------------------------------------------------------------------------------
Government Agency    Freddie Mac Mortgage         7,982,929       4.00            1/01/2020 - 4/01/2020        7,809,194      0.9
Mortgage-Backed      Participation               30,305,014       4.50            2/01/2011 - 7/15/2020       30,204,886      3.6
Obligations*         Certificates                 3,714,676       4.50            4/01/2034 - 7/15/2035        3,631,011      0.4
                                                 26,097,600       5.00           11/01/2017 - 7/15/2020       26,410,419      3.1
                                                 53,454,000       5.00            6/01/2034 - 8/15/2035       53,337,043      6.3
                                                  8,458,324       5.50           12/01/2016 - 7/15/2020        8,684,260      1.0
                                                 76,701,000       5.50            7/15/2035 - 8/15/2035       77,752,046      9.2
                                                  3,973,099       6.00           4/01/2016 - 10/01/2017        4,108,095      0.5
                                                 32,192,038       6.00            6/01/2033 - 3/01/2035       33,031,018      4.0
                                                 13,631,885       6.50           1/01/2026 - 11/01/2034       14,135,743      1.7
                                                  4,292,400       7.00           1/01/2020 - 11/01/2032        4,521,448      0.5
                                                  3,226,135    6.50 - 12.50       5/01/2007 - 9/01/2032        3,429,583      0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Ginnie Mae MBS               4,014,455       4.50            4/15/2035 - 7/15/2035        3,965,718      0.5
                     Certificates                 6,982,000       5.00                  7/15/2035              7,034,365      0.8
                                                  9,588,753       5.50            8/15/2033 - 7/15/2035        9,802,410      1.1
                                                  5,389,303       6.00            4/20/2026 - 9/15/2035        5,560,938      0.7
                                                  2,919,969       6.50           4/15/2026 - 11/15/2034        3,053,824      0.4
                                                  2,986,608     6.50 - 9.50       4/15/2013 - 3/15/2032        3,188,355      0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Other Securities                                                                          4,599,073      0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Total Government Agency Mortgage-Backed Obligations (Cost--$303,338,534)                304,259,429     36.0
                     ---------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         15

                          Master Aggregate Bond Index Series   (in U.S. dollars)

                                                       Face   Non-Government                                              Percent of
                                                     Amount   Agency Mortgage-Backed Securities*               Value      Net Assets
                     ===============================================================================================================
                     Commercial                 $14,617,086   CS First Boston Mortgage Securities Corp.
                     Mortgage-Backed                          Series 2004-FL1A  Class A,3.608%
                     Securities                               due 5/15/2014 (a)(b)                        $   14,623,820      1.7%
                                                 14,792,724   Commercial Mortgage Pass-Through
                                                              Certificates Series 2005-F10A Class A1,
                                                              3.32% due 4/15/2017 (a)(b)                      14,792,724      1.7
                                                 20,000,000   Greenwich Capital Commercial Funding Corp.
                                                              Series 2004-FL2A Class A2, 3.52%
                                                              due 11/05/2019 (b)                              19,999,440      2.4
                                                 20,000,000   JPMorgan Chase Commercial Mortgage
                                                              Securities Corp. Series 2004-FL1A Class
                                                              A2, 3.589% due 4/16/2019 (b)                    20,021,346      2.4
                                                 20,000,000   Lehman Brothers Floating Rate Commercial
                                                              Mortgage Trust Series 2004-LLFA Class A2,
                                                              3.39% due 10/15/2017 (a)(b)                     20,015,516      2.4
                                                 15,000,000   Wachovia Bank Commercial Mortgage Trust
                                                              Series 2004-WL4A Class A2, 3.39%
                                                              due 10/15/2015 (a)(b)                           15,013,257      1.8
                     ===============================================================================================================
                                                              Total Non-Government Agency
                                                              Mortgage-Backed Securities
                                                              (Cost--$104,409,810)                           104,466,103     12.4
                     ===============================================================================================================

                     Industry+                                Fixed Income Securities
                     ===============================================================================================================
                     Banking                                  Other Securities                                24,896,564       3.0
                     ---------------------------------------------------------------------------------------------------------------
                     Financial Services                       Other Securities                                34,405,668       4.1
                     ---------------------------------------------------------------------------------------------------------------
                     Financial Services--                     Other Securities                                 2,830,545       0.3
                     Consumer
                     ---------------------------------------------------------------------------------------------------------------
                     Foreign Government                       Other Securities                                17,816,218       2.1
                     Obligations
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial--                             Other Securities                                11,327,904       1.3
                     Consumer Goods
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial--Energy                       Other Securities                                11,290,626       1.3
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial--                 1,905,000   General Electric Capital Corp., 6.75%
                     Manufacturing                            due 3/15/2032                                    2,350,747       0.3
                                                              Other Securities                                23,065,593       2.7
                                                                                                          --------------------------
                                                                                                              25,416,340       3.0
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial--Other                        Other Securities                                14,421,988       1.7
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial--Services                     Other Securities                                22,394,163       2.7
                     ---------------------------------------------------------------------------------------------------------------
                     Utilities--Communications                Other Securities                                14,021,978       1.7
                     ---------------------------------------------------------------------------------------------------------------
                     Utilities--Electric & Gas                Other Securities                                 9,993,494       1.2
                     ---------------------------------------------------------------------------------------------------------------
                     Yankee Corporates                        Other Securities                                15,228,546       1.8
                     ---------------------------------------------------------------------------------------------------------------
                                                              Total Fixed Income Securities
                                                              (Cost--$196,279,859)                           204,044,034      24.2
                     ---------------------------------------------------------------------------------------------------------------

                                                              Capital Trusts
                     ===============================================================================================================
                     Banking                                  Other Securities                                   257,801       0.0
                     ---------------------------------------------------------------------------------------------------------------
                     Yankee Corporates                        Other Securities                                    84,113       0.0
                     ---------------------------------------------------------------------------------------------------------------
                                                              Total Capital Trusts (Cost--$327,201)              341,914       0.0
                     ---------------------------------------------------------------------------------------------------------------


16      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Summary Schedule of Investments (concluded)
                          Master Aggregate Bond Index Series   (in U.S. dollars)

                                                                                                                          Percent of
                     State                                    Municipal Bonds                                  Value      Net Assets
                     ===============================================================================================================
                     Illinois                                 Other Securities                            $      729,820       0.1%
                     ---------------------------------------------------------------------------------------------------------------
                     Texas                                    Other Securities                                 1,029,766       0.1
                     ---------------------------------------------------------------------------------------------------------------
                                                              Total Municipal Bonds (Cost--$1,677,145)         1,759,586       0.2
                     ---------------------------------------------------------------------------------------------------------------

                                                       Face
                                                     Amount   Short-Term Securities
                     ===============================================================================================================
                     Commercial Paper**         $20,000,000   Cancara Asset Securitization Ltd., 3.16%
                                                              due 7/14/2005                                   19,977,177       2.4
                                                 20,000,000   Chariot Funding LLC, 3.16% due 7/14/2005        19,977,177       2.4
                                                  2,800,000   DNB NOR Bank ASA, 3.25% due 7/14/2005            2,796,713       0.3
                                                 10,000,000   E.I. du Pont de Nemours & Co., 3.12%
                                                              due 7/14/2005                                    9,988,732       1.2
                                                  9,000,000   Scaldis Capital LLC, 3.15% due 7/14/2005         8,989,762       1.0
                                                                                                          --------------------------
                                                                                                              61,729,561       7.3
                     ---------------------------------------------------------------------------------------------------------------
                     U.S. Government             14,600,000   Federal Home Loan Bank System, 3.001%
                     Agency Obligations**                     due 7/01/2005                                   14,600,000       1.7
                     ---------------------------------------------------------------------------------------------------------------

                                                 Beneficial
                                                   Interest
                     ===============================================================================================================
                                                $81,412,875   Merrill Lynch Liquidity Series, LLC Money
                                                              Market Series (d)(e)                            81,412,875       9.7
                     ---------------------------------------------------------------------------------------------------------------
                                                              Total Short-Term Securities
                                                              (Cost--$157,742,436)                           157,742,436      18.7
                     ---------------------------------------------------------------------------------------------------------------
                     Total Investments (Cost--$1,058,282,375++)                                            1,075,785,948     127.4

                     Liabilities in Excess of Other Assets                                                  (231,679,980)    (27.4)
                                                                                                          --------------------------
                     Net Assets                                                                           $  844,105,968     100.0%
                                                                                                          ==========================

      "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.
* Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Series.
+ For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such industry classifications for reporting ease.
++ The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................   $1,058,723,939
                                                                 ==============
      Gross unrealized appreciation ..........................   $   19,280,721
      Gross unrealized depreciation ..........................       (2,218,712)
                                                                 --------------
      Net unrealized appreciation ............................   $   17,062,009
                                                                 ==============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c)   Security, or a portion of security, is on loan.
(d)   Security was purchased with the cash proceeds from securities loans.
(e) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                                       Interest/
                                                           Net         Dividend
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                        $   81,412,875       $24,312

      Merrill Lynch Premier
        Institutional Fund                            (12,139,250)      $ 3,905
      --------------------------------------------------------------------------

      Swaps outstanding as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the inception return of the Lehman Brothers CMBS Investment Grade
      Index and pay a floating rate based on
      1-month USD LIBOR, minus .18%

      Broker, UBS Warburg AG
      Expires October 2005                            $26,000,000             --
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         17

Statement of Assets and Liabilities           Master Aggregate Bond Index Series

As of June 30, 2005
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (including securities loaned of $79,212,300)
                        (identified cost--$976,869,500) ...........................                     $  994,373,073
                       Investments in affiliated securities, at value
                        (identified cost -$81,412,875) ............................                         81,412,875
                       Receivables:
                          Securities sold .........................................    $  57,101,269
                          Interest ................................................        7,812,503
                          Contributions ...........................................          497,169
                          Paydowns ................................................           47,645
                          Securities lending ......................................            5,232        65,463,818
                                                                                       -------------
                       Prepaid expenses and other assets ..........................                            145,766
                                                                                                        --------------
                       Total assets ...............................................                      1,141,395,532
                                                                                                        --------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ..................                         81,412,875
                       Payables:
                          Securities purchased ....................................      205,917,185
                          Withdrawals .............................................        6,463,566
                          Custodian bank ..........................................        3,388,539
                          Swaps ...................................................           63,510
                          Other affiliates ........................................            8,835
                          Investment adviser ......................................            5,780       215,847,415
                                                                                       -------------
                       Accrued expenses and other liabilities .....................                             29,274
                                                                                                        --------------
                       Total liabilities ..........................................                        297,289,564
                                                                                                        --------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets .................................................                     $  844,105,968
                                                                                                        --------------
======================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------
                       Investors' capital .........................................                     $  826,602,395
                       Unrealized appreciation--net ...............................                         17,503,573
                                                                                                        --------------
                       Net Assets .................................................                     $  844,105,968
                                                                                                        ==============

      See Notes to Financial Statements.


18      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Statement of Operations                       Master Aggregate Bond Index Series

For the Six Months Ended June 30, 2005
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Interest ...................................................                      $  18,077,786
                       Securities lending--net ....................................                             28,217
                                                                                                         -------------
                       Total income ...............................................                         18,106,003
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Professional fees ..........................................    $      71,727
                       Accounting services ........................................           57,395
                       Investment advisory fees ...................................           41,413
                       Custodian fees .............................................           39,874
                       Pricing fees ...............................................           10,113
                       Printing and shareholder reports ...........................            5,280
                       Trustees' fees and expenses ................................            3,984
                       Other ......................................................            9,016
                                                                                       -------------
                       Total expenses .............................................                            238,802
                                                                                                         -------------
                       Investment income--net .....................................                         17,867,201
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                          Investments--net ........................................        1,659,295
                          Swaps--net ..............................................          308,458         1,967,753
                                                                                       -------------
                       Change in unrealized appreciation on investments--net ......                          1,376,457
                                                                                                         -------------
                       Total realized and unrealized gain--net ....................                          3,344,210
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  21,211,411
                                                                                                         =============

      See Notes to Financial Statements.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         19

Statements of Changes in Net Assets           Master Aggregate Bond Index Series

                                                                                         For the Six         For the
                                                                                        Months Ended       Year Ended
                                                                                          June 30,        December 31,
Increase (Decrease) in Net Assets:                                                          2005              2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $  17,867,201     $  36,473,418
                       Realized gain--net .........................................        1,967,753         8,731,790
                       Change in unrealized appreciation--net .....................        1,376,457        (5,490,473)
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       21,211,411        39,714,735
                                                                                       -------------------------------
======================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ................................       87,831,646       160,170,832
                       Fair value of withdrawals ..................................     (105,158,275)     (242,691,266)
                                                                                       -------------------------------
                       Net decrease in net assets derived from capital transactions      (17,326,629)      (82,520,434)
                                                                                       -------------------------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ....................        3,884,782       (42,805,699)
                       Beginning of period ........................................      840,221,186       883,026,885
                                                                                       -------------------------------
                       End of period ..............................................    $ 844,105,968     $ 840,221,186
                                                                                       ===============================

      See Notes to Financial Statements.

Financial Highlights                          Master Aggregate Bond Index Series

                                                          For the Six                     For the Year Ended
                                                         Months Ended                        December 31,
The following ratios have been derived                     June 30,      -----------------------------------------------------
from information provided in the financial statements.       2005          2004           2003           2002           2001
==============================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------
              Total investment return ................       2.63%+          4.58%          3.92%         10.13%          8.07%
                                                         =====================================================================
==============================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------
              Expenses ...............................        .06%*           .06%           .06%           .08%           .13%
                                                         =====================================================================
              Investment income--net .................       4.31%*          4.13%          4.22%          5.37%          5.93%
                                                         =====================================================================
==============================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of period (in thousands)   $844,106        $840,221       $883,027       $716,568       $466,151
                                                         =====================================================================
              Portfolio turnover .....................      79.81%         159.44%        136.76%        112.18%        144.23%
                                                         =====================================================================

*     Annualized.
+     Aggregate total investment return.

      See Notes to Financial Statements.


20      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Notes to Financial Statements                 Master Aggregate Bond Index Series

1. Significant Accounting Policies:

Master Aggregate Bond Index Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Series from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Series, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract,


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         21

Notes to Financial Statements (continued)     Master Aggregate Bond Index Series

      the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Series may purchase and write call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Series may enter into swap agreements, which are over-the-counter contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Series are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

(e) Dollar rolls -- The Series may sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investments, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


22      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Notes to Financial Statements (concluded)     Master Aggregate Bond Index Series

(g) Custodian bank -- The Series recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM. As of June 30, 2005, the Series lent securities with a value of $48,168,870 to MLPF&S or its affiliates. Pursuant to that order, the Series also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended June 30, 2005, MLIM, LLC received $12,540 in securities lending agent fees.

For the six months ended June 30, 2005, the Series reimbursed FAM $8,808 for certain accounting services.

Merrill Lynch Trust Company ("MLTC"), a wholly-owned subsidiary of ML & Co., is the Series' custodian.

Certain officers and/or trustees of the Series are officers and/or directors of FAM, PSI, MLTC, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2005 were $740,551,339 and $719,832,138, respectively.

4. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2005.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         23

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of each investment advisory agreement with respect to the Quantitative Master Series Trust (the "Trust") and the Merrill Lynch Aggregate Bond Index Fund (together, the "Investment Advisory Agreements") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. The Board assesses the nature, scope and quality of the services provided to the Trust and the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust and the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered with respect to the Trust and the Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust and/or the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Trust or Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's and the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board believes that, for many of the Fund's shareholders, the investment involves the selection of the Investment Adviser as the investment adviser to the Fund. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Trust's and the Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust/Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other mutual funds and offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Trust/Fund portfolio holdings, allocation of Trust/Fund brokerage fees, the Trust's/Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust/Fund.


24      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's and each Fund's Investment Advisory Agreement, in May 2005, the independent trustees' and Board's review included the following:

The Investment Adviser's Services and Fund Performance -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared each Fund's performance -- both including and excluding the effects of the Trust's/Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended March 31, 2005, the Board noted that the Fund ranked at the median for the one-, three- and five-year periods. The Board concluded that the Fund's performance was consistent with the Trust's/Fund's investment objective and the renewal of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the investment objectives and strategies of the Trust and each Fund. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's/Fund's portfolio managers. The Board also considered the experience of the Trust's/Fund's portfolio management team and noted that each of Ms. Jelilian and Messrs. Russo, Hewson and Costa, the Trust's/Fund's portfolio managers, have over 10 years of investment experience. The Board concluded that the Investment Adviser and its investment staff and the Trust's/Fund's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Trust and the Fund and that the Trust and the Fund benefit from that expertise.

Management Fees and Other Expenses -- The Board reviews the Trust's/Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Trust's/Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients such as other mutual funds and offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Trust/Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Trust/Fund, but determined that the Investment Adviser provided less extensive services to such clients. The Board noted that the actual and contractual management fee for the Fund are lower than the median of the fees charged by its peer group. The Board has concluded that the Trust's/Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Trust and/or the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of the services provided.


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         25

Disclosure of Investment Advisory Agreement (concluded)

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust and the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Trust and the Fund to participate in these economies of scale. While there was no evidence to date that the Trust's or the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale. The Board also considered the Investment Adviser's agreement to waive the Fund's advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. The Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders of the Fund.


26      MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005

Proxy Results

During the six-month period ended June 30, 2005, Merrill Lynch Index Funds, Inc.'s shareholders voted on the following proposals. At a shareholders' meeting on January 31, 2005, the meeting was adjourned until February 28, 2005, at which time Proposals 1, 2A, 2B, 3 and 4G passed. With respect to Proposals 4B and 4C, the meeting was adjourned until April 5, 2005, at which time the proposals were withdrawn because sufficient votes were not received to take action on them. A description of the proposals and number of shares voted were as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                      Shares Voted     Shares Withheld
                                                                                           For           From Voting
----------------------------------------------------------------------------------------------------------------------
1.  To elect the Fund's Board of Directors/Trustees:        Robert C. Doll, Jr.        126,735,790        2,729,763
                                                            Donald W. Burton           126,724,603        2,740,950
                                                            Laurie Simon Hodrick       126,734,739        2,730,814
                                                            John F. O'Brien            126,718,644        2,746,909
                                                            David H. Walsh             126,712,755        2,752,798
                                                            Fred G. Weiss              126,742,385        2,723,168
----------------------------------------------------------------------------------------------------------------------

                                                                   Shares Voted        Shares Voted       Shares Voted
                                                                        For               Against            Abstain
----------------------------------------------------------------------------------------------------------------------
2A. To approve changes to fundamental investment restriction
    on borrowing.                                                   119,758,262          5,903,664          3,803,627
----------------------------------------------------------------------------------------------------------------------
2B. To approve changes to fundamental investment restriction
    on lending.                                                     119,745,623          5,780,657          3,939,273
----------------------------------------------------------------------------------------------------------------------
3.  To consider and act upon a proposed investment advisory
    agreement for each fund.                                        120,125,914          5,070,532          4,269,107
----------------------------------------------------------------------------------------------------------------------
4G. To approve an amendment to charter provisions regarding
    fund officers.                                                  119,297,236          5,621,537          4,546,779
----------------------------------------------------------------------------------------------------------------------
4B. To approve an amendment and restatement of the charter
    provisions regarding redemption of fund shares.                  57,755,301          1,815,421          1,111,605
----------------------------------------------------------------------------------------------------------------------
4C. To approve a charter amendment to permit the Fund to
    terminate and wind up affairs without a shareholder vote.        56,933,877          2,527,249          1,221,200
----------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH AGGREGATE BOND INDEX FUND         JUNE 30, 2005         27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                #Index 1 -- 6/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                                               Face      Interest                     Maturity
                      Issue                   Amount         Rate                      Date(s)                                Value
-----------------------------------------------------------------------------------------------------------------------------------
Government & Agency   Fannie Mae          $ 15,790,000       5.25 %                    6/15/2006                      $  16,007,018
Obligations -  35.9%                        32,545,000      2.625                    11/15/2006 (d)                      32,062,097
                                            32,205,000       5.75                    2/15/2008 (d)                       33,715,543
                                            12,395,000       2.50                      6/15/2008                         11,915,946
                                            26,455,000      6.625                      9/15/2009                         29,152,272
                                            30,840,000       6.00                      5/15/2011                         33,917,647
                                             3,970,000      4.376                    3/15/2013 (d)                        4,034,640
                                             5,185,000      4.625                    10/15/2014 (d)                       5,317,601
                                             1,340,000       7.25                    5/15/2030 (d)                        1,860,272
                      -------------------------------------------------------------------------------------------------------------
                      Freddie Mac            1,245,000       7.18                      6/27/2006                          1,286,586
                                            24,610,000      4.875                    3/15/2007 (d)                       25,057,877
                                             6,615,000       5.75                    4/15/2008 (d)                        6,944,056
                                               200,000      4.125                      7/12/2010                            200,655
                                               180,000       6.00                      6/15/2011                            198,127
                                             8,965,000      4.875                     11/15/2013                          9,379,846
                                             8,655,000       6.75                      9/15/2029                         11,369,312
                                             1,845,000       6.25                      7/15/2032                          2,316,598
                      -------------------------------------------------------------------------------------------------------------
                      Tennessee Valley       1,390,000       6.25                     12/15/2017                          1,632,271
                      Authority Series E
                      -------------------------------------------------------------------------------------------------------------
                      U.S. Treasury         14,815,000       8.75                      5/15/2017                         21,271,673
                      Bonds                  8,505,000       8.50                      2/15/2020                         12,474,445
                                             6,155,000      8.125                      8/15/2021                          8,935,331
                                             8,000,000       6.25                      8/15/2023                          9,969,688
                                             3,275,000      6.375                      8/15/2027                          4,246,114
                      -------------------------------------------------------------------------------------------------------------
                      U.S. Treasury          3,025,000      2.625                     11/15/2006                          2,985,179
                      Notes                  7,645,000       3.00                    11/15/2007 (d)                       7,533,911
                                             2,940,000      3.625                      1/15/2010                          2,926,103
                                             6,390,000       4.00                     11/15/2012                          6,461,638
                      -------------------------------------------------------------------------------------------------------------
                      Total Government & Agency Obligations  (Cost - $294,507,390) -- 35.9%                             303,172,446
-----------------------------------------------------------------------------------------------------------------------------------
Government Agency     Fannie Mae               656,938       5.50                6/01/2011 - 2/01/2019                      674,758
Mortgage-Backed       Guaranteed               835,813       6.00                2/01/2013 - 6/01/2015                      864,817
Obligations* - 36.0%  Pass-Through             574,701       6.50                1/01/2013 - 5/01/2016                      598,432
                      Certificates           1,192,374       6.50               12/01/2025 - 1/01/2030                    1,238,371
                                               403,579       7.00                4/01/2027 - 3/01/2031                      426,295
                                               303,117       7.50               10/01/2027 - 5/01/2032                      324,155
                                                13,917       8.00                      9/01/2015                             14,885

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                                               Face      Interest                     Maturity
                      Issue                   Amount         Rate                      Date(s)                                Value
-----------------------------------------------------------------------------------------------------------------------------------
                                             $ 284,224       8.00 %             11/01/2029 - 9/01/2031                $     305,749
                                                27,738       8.50                5/01/2030 - 1/01/2031                       30,207
                                                64,945       9.50                      7/01/2017                             71,710
                                                31,027      10.00               10/01/2018 - 5/01/2022                       34,794
                                                13,654      10.50                     12/01/2016                             14,900
                      -------------------------------------------------------------------------------------------------------------
                      Freddie Mac            7,982,929       4.00                1/01/2020 - 4/01/2020                    7,809,194
                      Mortgage              30,305,014       4.50                2/01/2011 - 7/15/2020                   30,204,886
                      Participation          3,714,676       4.50                4/01/2034 - 7/15/2035                    3,631,011
                      Certificates          26,097,600       5.00               11/01/2017 - 7/15/2020                   26,410,419
                                            53,454,000       5.00                6/01/2034 - 8/15/2035                   53,337,043
                                             8,458,324       5.50               12/01/2016 - 7/15/2020                    8,684,260
                                            76,701,000       5.50                7/15/2035 - 8/15/2035                   77,752,046
                                             3,973,099       6.00               4/01/2016 - 10/01/2017                    4,108,095
                                            32,192,039       6.00                6/01/2033 - 3/01/2035                   33,031,018
                                               763,719       6.50                4/01/2015 - 5/01/2017                      794,766
                                            13,631,886       6.50               1/01/2026 - 11/01/2034                   14,135,743
                                               518,170       7.00                1/01/2011 - 7/01/2017                      542,448
                                             4,292,400       7.00               1/01/2020 - 11/01/2032                    4,521,448
                                               179,495       7.50                5/01/2007 - 4/01/2016                      189,436
                                               907,906       7.50                1/01/2023 - 9/01/2032                      972,951
                                               451,157       8.00               11/01/2024 - 3/01/2032                      486,318
                                                58,113       8.50                5/01/2028 - 8/01/2030                       63,421
                                                 9,424       9.00                      9/01/2014                             10,147
                                               199,238       9.50                      2/01/2019                            218,347
                                                53,564      10.00                3/01/2010 - 9/01/2017                       57,674
                                                38,044      10.50                      4/01/2016                             41,039
                                                12,446      11.00                      9/01/2016                             14,074
                                                 6,276      11.50                      8/01/2015                              6,920
                                                28,584      12.50                      2/01/2014                             32,042
                      -------------------------------------------------------------------------------------------------------------
                      Ginnie Mae MBS         4,014,455       4.50                4/15/2035 - 7/15/2035                    3,965,718
                      Certificates           6,982,000       5.00                      7/15/2035                          7,034,365
                                             9,588,753       5.50                8/15/2033 - 7/15/2035                    9,802,410
                                             5,389,303       6.00                4/20/2026 - 9/15/2035                    5,560,938
                                                57,563       6.50                2/15/2014 - 5/15/2014                       60,241
                                             2,919,969       6.50               4/15/2026 - 11/15/2034                    3,053,824
                                                29,912       7.00                      4/15/2013                             31,471
                                             1,640,552       7.00               7/15/2027 - 10/15/2031                    1,738,615

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                                               Face      Interest                     Maturity
                      Issue                   Amount         Rate                      Date(s)                                Value
-----------------------------------------------------------------------------------------------------------------------------------
                                          $    695,930       7.50 %              3/15/2024 - 3/15/2032                $     746,597
                                               351,094       8.00               12/15/2022 - 6/15/2031                      379,718
                                               111,016       8.50               11/15/2017 - 3/15/2031                      121,226
                                                93,308       9.00               4/15/2018 - 11/15/2024                      102,413
                                                 7,233       9.50                      9/15/2021                              8,074
                      -------------------------------------------------------------------------------------------------------------
                      Total Government Agency Mortgage-Backed Obligations (Cost - $303,338,534) -- 36.0%                304,259,429
-----------------------------------------------------------------------------------------------------------------------------------

                           Face
                          Amount      Non-Government Agency Mortgage-Backed Securities*
-----------------------------------------------------------------------------------------------------------------------------------
Commercial             $ 14,617,086   CS First Boston Mortgage Securities Corp. Series 2004-FL1A Class A,
Mortgage-Backed                            3.608% due 5/15/2014 (a)(c)                                                   14,623,820
Securities -  12.4%      14,792,724   Commercial Mortgage Pass-Through Certificates Series 2005-F10A Class A1,
                                           3.32% due 4/15/2017 (a)(c)                                                    14,792,724
                         20,000,000   Greenwich Capital Commercial Funding Corp. Series 2004-FL2A Class A2, 3.52%
                                      due 11/05/2019 (c)                                                                 19,999,440
                         20,000,000   JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-FL1A Class A2,
                                      3.589% due 4/16/2019 (c)                                                           20,021,346
                         20,000,000   Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA Class
                                      A2, 3.39% due 10/15/2017 (a)(c)                                                    20,015,516
                         15,000,000   Wachovia Bank Commercial Mortgage Trust Series 2004-WL4A Class A2, 3.39%
                                      due 10/15/2015 (a)(c)                                                              15,013,257
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Non-Government Agency Mortgage-Backed Securities
                                      (Cost - $104,409,810) -- 12.4%                                                    104,466,103
-----------------------------------------------------------------------------------------------------------------------------------

Industry+                             Fixed Income Securities
-----------------------------------------------------------------------------------------------------------------------------------
Banking - 3.0%              525,000   BB&T Corp., 6.50% due 8/01/2011                                                       582,766
                                      Bank of America Corp.:
                          1,900,000        5.875% due 2/15/2009                                                           2,008,099
                            113,000        6.60% due 5/15/2010                                                              123,807
                            410,000        4.875% due 9/15/2012                                                             421,683
                          1,100,000        4.875% due 1/15/2013                                                           1,128,383
                            365,000   The Bank of New York Co., Inc. 5.20% due 7/01/2007                                    371,951
                                      Bank One Corp.:
                            295,000        5.90% due 11/15/2011                                                             318,161
                            430,000        6.875% due 8/01/2006                                                             442,403
                            378,000        8% due 4/29/2027                                                                 502,152
                             90,000   Citicorp, 6.375% due 11/15/2008                                                        95,962
                            665,000   Comerica, Inc., 4.80% due 5/01/2015                                                   663,230

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                       $    460,000   Deutsche Bank Financial, Inc., 7.50% due 4/25/2009                             $      511,694
                            300,000   Export-Import Bank of Korea, 5.125% due 3/16/2015                                     307,139
                            300,000   FirstBank Puerto Rico, 7.625% due 12/20/2005                                          302,297
                            700,000   FleetBoston Financial Corp., 4.20% due 11/30/2007                                     701,688
                            230,000   Golden West Financial Corp., 4.75% due 10/01/2012                                     233,026
                            700,000   HSBC Bank USA NA, 5.875% due 11/01/2034                                               762,813
                            485,000   Key Bank National Association, 5% due 7/17/2007                                       492,918
                                      KfW - Kreditanstalt fuer Wiederaufbau:
                            600,000        3.25% due 3/30/2009                                                              588,904
                            600,000        4.125% due 10/15/2014                                                            598,690
                            395,000   M&I Marshall & Ilsley Bank, 4.125% due 9/04/2007                                      396,879
                            500,000   M&T Bank Corp., 3.85% due 4/01/2013 (a)(c)                                            494,073
                                      MBNA America Bank NA:
                             25,000        7.75% due 9/15/2005                                                               25,182
                            110,000        6.50% due 6/20/2006                                                              112,561
                            225,000        7.125% due 11/15/2012                                                            258,700
                            500,000   Mellon Funding Corp., 5% due 12/01/2014                                               516,995
                            295,000   National City Bank of Indiana, 4% due 9/28/2007                                       295,094
                            500,000   PNC Funding Corp., 4.20% due 3/10/2008                                                500,151
                            200,000   Popular North America, Inc., 4.70% due 6/30/2009                                      202,096
                            350,000   Regions Financial Corp., 6.375% due 5/15/2012                                         392,748
                          1,065,000   Royal Bank of Scotland Group Plc, 5.05% due 1/08/2015                               1,101,045
                            450,000   Sovereign Bank, 5.125% due 3/15/2013                                                  458,876
                            400,000   Synovus Financial Corp., 4.875% due 2/15/2013                                         406,184
                            485,000   U.S. Bancorp, 5.10% due 7/15/2007                                                     494,563
                            500,000   U.S. Bank NA, 6.30% due 2/04/2014                                                     564,578
                            400,000   UnionBanCal Corp., 5.25% due 12/16/2013                                               413,206
                            525,000   Wachovia Bank NA, 4.85% due 7/30/2007                                                 534,693
                                      Wachovia Corp.:
                            195,000        5.625% due 12/15/2008                                                            204,991
                          1,770,000        3.625% due 2/17/2009                                                           1,740,326
                            150,000        5.25% due 8/01/2014                                                              157,307
                            275,000   Washington Mutual Bank FA, 5.125% due 1/15/2015                                       279,335
                            145,000   Washington Mutual Financial Corp., 6.875% due 5/15/2011                               163,000

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                      Washington Mutual, Inc.:
                       $    600,000        7.50% due 8/15/2006                                                       $      621,054
                            435,000        4.20% due 1/15/2010                                                              431,523
                             90,000        8.25% due 4/01/2010                                                              103,363
                                      Wells Fargo & Co.:
                            400,000        5.125% due 2/15/2007                                                             406,613
                          1,200,000        3.125% due 4/01/2009                                                           1,160,423
                            450,000        5.375% due 2/07/2035                                                             468,623
                            450,000   Wells Fargo Bank NA, 6.45% due 2/01/2011                                              496,355
                            350,000   Westpac Banking Corp., 4.625% due 6/01/2018                                           338,261
                                                                                                                     --------------
                                                                                                                         24,896,564
-----------------------------------------------------------------------------------------------------------------------------------
Financial                   400,000   AXA Financial, Inc., 7.75% due 8/01/2010                                              459,946
Services - 4.1%             330,000   Ace INA Holdings, Inc., 8.30% due 8/15/2006                                           344,535
                                      The Allstate Corp.
                            250,000        5.375% due 12/01/2006                                                            254,626
                            350,000        5% due 8/15/2014                                                                 359,778
                            535,000   American Express Co., 3.75% due 11/20/2007                                            530,736
                            325,000   American General Corp., 7.50% due 7/15/2025                                           411,612
                                      American General Finance Corp.:
                            235,000        5.875% due 7/14/2006                                                             239,064
                            175,000        Series H, 5.375% due 10/01/2012                                                  180,647
                            215,000   AvalonBay Communities, Inc., 6.625% due 9/15/2011                                     236,815
                                      The Bear Stearns Cos., Inc.:
                            250,000        6.875% due 10/01/2005                                                            251,876
                          1,100,000        3.25% due 3/25/2009                                                            1,060,126
                            525,000        4.65% due 7/02/2018                                                              509,511
                            450,000   Berkshire Hathaway Finance Corp., 4.125% due 1/15/2010                                447,305
                            250,000   CIT Group Co. of Canada, 5.20% due 6/01/2015                                          252,823
                                      CIT Group, Inc.:
                            640,000        4.125% due 11/03/2009                                                            632,822
                            300,000        5% due 2/13/2014                                                                 303,018
                                      Capital One Bank:
                            570,000        6.875% due 2/01/2006                                                             579,010
                            600,000        4.875% due 5/15/2008                                                             608,953

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                      CitiFinancial:
                       $    500,000        6.75% due 7/01/2007                                                       $      524,635
                            450,000        10% due 5/15/2009                                                                540,648
                                      Citigroup, Inc.:
                            125,000        6.50% due 1/18/2011                                                              138,012
                            666,000        5% due 9/15/2014                                                                 681,282
                            740,000        6.625% due 6/15/2032                                                             883,382
                            175,000        6% due 10/31/2033                                                                194,221
                            350,000        5.85% due 12/11/2034                                                             386,905
                            740,000   Countrywide Home Loans, Inc., 5.625% due 7/15/2009                                    771,365
                                      Credit Suisse First Boston USA, Inc.:
                          1,000,000        5.875% due 8/01/2006                                                           1,020,848
                            775,000        5.75% due 4/15/2007                                                              797,066
                            800,000        6.50% due 1/15/2012                                                              889,114
                            225,000        5.125% due 1/15/2014                                                             232,638
                             75,000        7.125% due 7/15/2032                                                              95,311
                            530,000   Developers Diversified Realty Corp., 6.625% due 1/15/2008                             553,780
                            750,000   Duke Realty LP, 5.25% due 1/15/2010                                                   771,302
                                      EOP Operating LP:
                            200,000        6.75% due 2/15/2012                                                              220,159
                            145,000        7.25% due 6/15/2028                                                              169,025
                             25,000        7.50% due 4/19/2029                                                               30,003
                                      Goldman Sachs Group, Inc.:
                             70,000        4.125% due 1/15/2008                                                              69,960
                          1,000,000        3.875% due 1/15/2009                                                             986,605
                          1,500,000        6.60% due 1/15/2012                                                            1,667,121
                            400,000        5.25% due 4/01/2013                                                              413,573
                            530,000        6.125% due 2/15/2033                                                             579,419
                            300,000   Hartford Life, Inc., 7.375% due 3/01/2031                                             383,712
                            200,000   Infinity Property & Casualty Corp. Series B, 5.50% due 2/18/2014                      200,667
                                      JPMorgan Chase & Co.:
                            200,000        5.625% due 8/15/2006                                                             203,502
                            400,000        3.50% due 3/15/2009                                                              390,122
                          1,445,000        6.625% due 3/15/2012                                                           1,608,665
                            750,000        5.125% due 9/15/2014                                                             767,213

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                       $    275,000   John Hancock Financial Services, Inc., 5.625% due 12/01/2008                   $      287,315
                                      Lehman Brothers Holdings, Inc.:
                            450,000        6.25% due 5/15/2006                                                              458,262
                            600,000        7% due 2/01/2008                                                                 640,621
                            245,000        7.875% due 8/15/2010                                                             284,587
                            725,000        6.625% due 1/18/2012                                                             809,741
                            275,000   Liberty Property-LP, 7.25% due 3/15/2011                                              308,730
                            175,000   Marsh & McLennan Cos., Inc., 6.25% due 3/15/2012                                      184,706
                                      Metlife, Inc.:
                            150,000        6.125% due 12/01/2011                                                            162,903
                            300,000        5% due 11/24/2013                                                                305,162
                            200,000        5.70% due 6/15/2035                                                              206,175
                                      Morgan Stanley:
                          1,060,000        5.80% due 4/01/2007                                                            1,089,554
                            845,000        6.60% due 4/01/2012                                                              939,474
                          1,250,000        4.75% due 4/01/2014                                                            1,231,461
                            145,000   New York Life Insurance Co., 5.875% due 5/15/2033 (a)                                 158,487
                            425,000   The Progressive Corp., 6.25% due 12/01/2032                                           486,073
                            300,000   Residential Capital Corp., 6.375% due 6/30/2010 (a)                                   301,444
                          1,000,000   SLM Corp., 5.375% due 5/15/2014                                                     1,052,464
                            250,000   Simon Property Group LP, 4.60% due 6/15/2010 (a)                                      250,139
                            150,000   SunAmerica, Inc., 5.60% due 7/31/2097                                                 156,978
                            500,000   Travelers Property Casualty Corp., 6.375% due 3/15/2033                               545,356
                            375,000   UFJ Finance Aruba AEC, 6.75% due 7/15/2013                                            418,201
                            240,000   Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)                               244,108
                            50,000    Willis Group North America, Inc., 5.125% due 7/15/2010                                 50,269
                                                                                                                     --------------
                                                                                                                         34,405,668
-----------------------------------------------------------------------------------------------------------------------------------
Financial                             HSBC Finance Corp.:
Services -                1,015,000        5.875% due 2/01/2009                                                           1,065,449
Consumer - 0.3%             750,000        7% due 5/15/2012                                                                 850,783
                            350,000        4.75% due 7/15/2013                                                              350,528
                            500,000   Monumental Global Funding II, 4.375% due 7/30/2009 (a)                                500,681
                             60,000   Western & Southern Financial Group, Inc., 5.75% due 7/15/2033 (a)                      63,104
                                                                                                                     --------------
                                                                                                                          2,830,545
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Government     $  1,990,000   Canadian Government Bond, 5.25% due 11/05/2008                                 $    2,082,412
Obligations - 2.1%          350,000   Chile Government International Bond, 5.50% due 1/15/2013                              372,260
                            500,000   China Government International Bond, 7.30% due 12/15/2008                             550,602
                          1,120,000   Finland Government International Bond, 5.875% due 2/27/2006                         1,135,346
                                      Italy Government International Bond:
                          1,050,000        4.375% due 10/25/2006                                                          1,057,007
                            450,000        6% due 2/22/2011                                                                 493,220
                            520,000        4.50% due 1/21/2015                                                              526,272
                          1,050,000        6.875% due 9/27/2023                                                           1,326,079
                            400,000        5.375% due 6/15/2033                                                             432,646
                                      Mexico Government International Bond:
                          1,520,000        9.875% due 2/01/2010                                                           1,838,440
                          1,925,000        6.375% due 1/16/2013                                                           2,066,488
                            700,000        6.75% due 9/27/2034                                                              742,000
                            445,000   Province of British Columbia, 4.625% due 10/03/2006                                   449,954
                          1,120,000   Province of Manitoba, 5.50% due 10/01/2008                                          1,169,687
                                      Province of Ontario:
                          1,000,000        6% due 2/21/2006                                                               1,013,496
                          1,100,000        3.125% due 5/02/2008                                                           1,074,830
                                      Province of Quebec:
                            350,000        4.875% due 5/05/2014                                                             361,932
                            250,000        4.60% due 5/26/2015                                                              252,883
                            625,000        7.50% due 9/15/2029                                                              870,664
                                                                                                                     --------------
                                                                                                                         17,816,218
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -                          Albertson's, Inc.:
Consumer                     60,000        7.50% due 2/15/2011                                                               67,579
Goods - 1.3%                125,000        7.45% due 8/01/2029                                                              142,341
                                      Anheuser-Busch Cos., Inc.:
                            135,000        4.625% due 2/01/2015                                                             136,192
                            160,000        5.95% due 1/15/2033                                                              182,067
                            140,000        6% due 11/01/2041                                                                159,703
                            200,000   Campbell Soup Co., 4.875% due 10/01/2013                                              204,134
                            490,000   Clorox Co., 4.20% due 1/15/2010                                                       490,793
                            470,000   Coca-Cola Enterprises, Inc., 6.75% due 9/15/2028                                      566,013

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                      ConAgra Foods, Inc.:
                       $    200,000        7% due 10/01/2028                                                         $      242,357
                            370,000        8.25% due 9/15/2030                                                              509,706
                            140,000   Diageo Capital Plc, 3.50% due 11/19/2007                                              138,107
                            815,000   Fortune Brands, Inc., 2.875% due 12/01/2006                                           799,030
                            200,000   Johnson & Johnson, 4.95% due 5/15/2033                                                205,506
                            500,000   Kellogg Co., 2.875% due 6/01/2008                                                     481,691
                            294,000   Kimberly-Clark Corp., 7.10% due 8/01/2007                                             311,748
                                      Kraft Foods, Inc.:
                            225,000        4.625% due 11/01/2006                                                            226,469
                            260,000        5.625% due 11/01/2011                                                            275,814
                          1,000,000        Series A, 4.125% due 11/12/2009                                                  991,514
                                      The Kroger Co.:
                            160,000        7.625% due 9/15/2006                                                             166,330
                            250,000        7.50% due 4/01/2031                                                              301,067
                             85,000        Series B, 7.70% due 6/01/2029                                                    103,587
                            500,000   Miller Brewing Co., 5.50% due 8/15/2013 (a)                                           518,156
                            155,000   Pepsi Bottling Group, Inc. Series B, 7% due 3/01/2029                                 196,692
                             92,000   Pepsi Bottling Holdings, Inc., 5.625% due 2/17/2009 (a)                                96,678
                            250,000   PepsiAmericas, Inc., 5% due 5/15/2017                                                 255,489
                                      Procter & Gamble Co.:
                            180,000        4.95% due 8/15/2014                                                              187,613
                            250,000        5.80% due 8/15/2034                                                              280,900
                            300,000   Safeway, Inc., 6.15% due 3/01/2006                                                    303,224
                            290,000   Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)                                      309,913
                            520,000   Sara Lee Corp., 6.25% due 9/15/2011                                                   557,590
                                      Sealed Air Corp. (a):
                            200,000        5.375% due 4/15/2008                                                             204,814
                            135,000        6.95% due 5/15/2009                                                              145,866
                            700,000   Staples, Inc., 7.125% due 8/15/2007                                                   741,766
                            390,000   Supervalu, Inc., 7.50% due 5/15/2012                                                  447,268
                            350,000   Yum! Brands, Inc., 7.65% due 5/15/2008                                                380,187
                                                                                                                     --------------
                                                                                                                         11,327,904
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -                300,000   Amerada Hess Corp., 7.30% due 8/15/2031                                               363,881
Energy - 1.3%               500,000   American Electric Power Co., Inc., 5.25% due 6/01/2015                                516,590

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                      Anadarko Finance Co. Series B:
                       $    390,000        6.75% due 5/01/2011                                                       $      433,332
                             60,000        7.50% due 5/01/2031                                                               75,750
                            190,000   Apache Corp., 7.625% due 7/01/2019                                                    241,303
                            390,000   Atlantic Richfield Co., 5.90% due 4/15/2009                                           415,814
                            610,000   Carolina Power & Light Co., 5.95% due 3/01/2009                                       642,132
                            300,000   CenterPoint Energy Resources Corp. Series B, 7.875% due 4/01/2013                     357,990
                            330,000   Chevron Phillips Chemical Co. LLC, 5.375% due 6/15/2007                               336,368
                                      ChevronTexaco Capital Co.:
                            425,000        3.50% due 9/17/2007                                                              420,882
                            165,000        3.375% due 2/15/2008                                                             162,074
                            125,000   Colonial Pipeline Co., 7.63% due 4/15/2032 (a)                                        170,459
                            505,000   Conoco Phillips Holding Co., 6.95% due 4/15/2029                                      634,440
                            420,000   ConocoPhillips, 4.75% due 10/15/2012                                                  429,799
                             75,000   Consolidated Natural Gas Co. Series C, 6.25% due 11/01/2011                            81,825
                          1,150,000   Duke Energy Corp., 6.25% due 1/15/2012                                              1,254,951
                            500,000   Enterprise Products Operating LP, 5.60% due 10/15/2014                                517,205
                            300,000   FirstEnergy Corp., 7.375% due 11/15/2031                                              366,855
                            150,000   Halliburton Co., 5.50% due 10/15/2010                                                 157,310
                            250,000   KeySpan Corp., 5.803% due 4/01/2035                                                   275,135
                            425,000   Kinder Morgan Energy Partners LP, 6.75% due 3/15/2011                                 467,403
                            200,000   Kinder Morgan, Inc., 6.50% due 9/01/2012                                              220,310
                            125,000   Marathon Oil Corp., 6.80% due 3/15/2032                                               146,220
                            350,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                                       360,853
                            100,000   Murphy Oil Corp., 6.375% due 5/01/2012                                                110,270
                            225,000   Nabors Industries, Inc., 5.375% due 8/15/2012                                         232,870
                             50,000   Nisource Finance Corp., 7.625% due 11/15/2005                                          50,656
                            745,000   Ocean Energy, Inc., 7.25% due 10/01/2011                                              831,921
                            250,000   Pacific Gas & Electric Co., 4.20% due 3/01/2011                                       245,584
                            200,000   Transocean, Inc., 7.50% due 4/15/2031                                                 261,436
                            300,000   Valero Energy Corp., 6.875% due 4/15/2012                                             334,861
                            175,000   XTO Energy, Inc., 4.90% due 2/01/2014                                                 174,147
                                                                                                                     --------------
                                                                                                                         11,290,626

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -           $    170,000   Albemarle Corp., 5.10% due 2/01/2015                                           $      169,992
Manufacturing - 3.0%                  Alcan, Inc.:
                            340,000        6.45% due 3/15/2011                                                              371,187
                            150,000        5.75% due 6/01/2035                                                              152,579
                            150,000   Alcoa, Inc., 6% due 1/15/2012                                                         162,446
                            225,000   Altria Group Inc, 7% due 11/04/2013                                                   251,796
                            320,000   Baxter International, Inc., 4.625% due 3/15/2015                                      317,391
                            360,000   Black & Decker Corp., 4.75% due 11/01/2014                                            356,240
                          1,000,000   Boeing Capital Corp., 5.75% due 2/15/2007                                           1,026,834
                                      Caterpillar Financial Services Corp.:
                            265,000        4.875% due 6/15/2007                                                             268,305
                            300,000        4.60% due 1/15/2014                                                              304,226
                            390,000   Centex Corp., 7.875% due 2/01/2011                                                    445,862
                            250,000   Cooper Industries, Inc., 5.50% due 11/01/2009                                         260,495
                                      DaimlerChrysler NA Holding Corp.:
                            700,000        4.05% due 6/04/2008                                                              689,279
                            280,000        7.30% due 1/15/2012                                                              312,882
                            600,000        8.50% due 1/18/2031                                                              760,142
                            720,000   Deere & Co., 7.85% due 5/15/2010                                                      830,935
                            200,000   Dell, Inc., 7.10% due 4/15/2028                                                       252,866
                                      Ford Motor Credit Co.:
                            850,000        6.50% due 1/25/2007                                                              856,101
                            725,000        4.95% due 1/15/2008                                                              691,593
                          1,000,000        7.25% due 10/25/2011                                                             962,268
                          1,550,000        7% due 10/01/2013                                                              1,487,192
                                      General Electric Capital Corp.:
                            775,000        5.375% due 3/15/2007                                                             791,796
                          1,905,000        6.75% due 3/15/2032                                                            2,350,747
                            425,000   General Electric Co., 5% due 2/01/2013                                                438,817
                            400,000   Goodrich Corp., 7.625% due 12/15/2012                                                 469,600
                            355,000   Hanson Australia Funding Ltd., 5.25% due 3/15/2013                                    364,137
                            150,000   Harley-Davidson, Inc., 3.625% due 12/15/2008 (a)                                      147,290
                            515,000   Honeywell International, Inc., 6.125% due 11/01/2011                                  564,196
                                      International Business Machines Corp.:
                            395,000        6.45% due 8/01/2007                                                              411,961
                            200,000        4.75% due 11/29/2012                                                             204,392
                            450,000        5.875% due 11/29/2032                                                            499,010

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                      International Paper Co.:
                       $    200,000        5.50% due 1/15/2014                                                       $      204,224
                            300,000        5.30% due 4/01/2015                                                              300,879
                            400,000   Johnson Controls, Inc., 4.875% due 9/15/2013                                          401,447
                            113,250   Kern River Funding Corp., 4.893% due 4/30/2018 (a)                                    115,833
                            125,000   Lear Corp., 5.75% due 8/01/2014                                                       111,738
                            200,000   Lennar Corp., 5.95% due 3/01/2013                                                     212,545
                            450,000   Lockheed Martin Corp., 8.50% due 12/01/2029                                           649,879
                            150,000   Lubrizol Corp., 6.50% due 10/01/2034                                                  165,590
                            100,000   MDC Holdings, Inc., 5.50% due 5/15/2013                                               102,087
                                      Masco Corp.:
                            250,000        4.80% due 6/15/2015                                                              248,429
                             45,000        6.50% due 8/15/2032                                                               51,860
                            100,000   Newmont Mining Corp., 5.875% due 4/01/2035                                            101,901
                            390,000   Nissan Motor Acceptance Corp., 4.625% due 3/08/2010 (a)                               390,383
                            385,000   Pitney Bowes, Inc., 4.75% due 5/15/2018                                               385,346
                            110,000   Pulte Homes, Inc., 7.875% due 8/01/2011                                               127,625
                                      Raytheon Co.:
                             21,000        6.15% due 11/01/2008                                                              22,159
                            350,000        6.75% due 3/15/2018                                                              408,261
                            150,000   Rockwell Collins, Inc., 4.75% due 12/01/2013                                          153,437
                             75,000   The Stanley Works, 4.90% due 11/01/2012                                                76,531
                            275,000   TTX Co., 4.90% due 3/01/2015 (a)                                                      274,975
                            400,000   Textron Financial Corp. Series E, 4.125% due 3/03/2008                                399,513
                            325,000   Toll Brothers Finance Corp., 6.875% due 11/15/2012                                    362,466
                            430,000   Toyota Motor Credit Corp., 4.25% due 3/15/2010                                        432,454
                                      Tyco International Group SA:
                            300,000        6.125% due 1/15/2009                                                             317,408
                            600,000        6% due 11/15/2013                                                                652,496
                            200,000   Westvaco Corp., 8.20% due 1/15/2030                                                   261,753
                                      Weyerhaeuser Co.:
                            442,000        5.95% due 11/01/2008                                                             462,760
                            250,000        6.75% due 3/15/2012                                                              275,060
                            275,000        7.375% due 3/15/2032                                                             324,273

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                       $    250,000   Yara International ASA, 5.25% due 12/15/2014 (a)                               $      250,471
                                                                                                                     --------------
                                                                                                                         25,416,340
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -                350,000   Abbott Laboratories, 3.50% due 2/17/2009                                              343,054
Other - 1.7%                275,000   Amgen, Inc., 4% due 11/18/2009                                                        272,923
                            285,000   Archer-Daniels-Midland Co., 5.935% due 10/01/2032                                     317,989
                            560,000   AstraZeneca Group Plc, 5.40% due 6/01/2014                                            597,288
                            200,000   BRE Properties, 5.95% due 3/15/2007                                                   205,163
                            360,000   Barrick Gold Finance, Inc., 4.875% due 11/15/2014                                     359,572
                            125,000   Boston Scientific Corp., 5.45% due 6/15/2014                                          131,218
                            830,000   Burlington Northern Santa Fe Corp., 6.75% due 7/15/2011                               927,494
                            490,000   CSX Corp., 6.75% due 3/15/2011                                                        540,943
                            400,000   Centerpoint Properties Trust, 4.75% due 8/01/2010                                     403,471
                            150,000   Computer Associates International, Inc., 5.625% due 12/01/2014 (a)                    153,710
                                      Continental Airlines, Inc. :
                            540,000        Series 2002-1, 6.563% due 8/15/2013                                              573,910
                            232,078        Series 2003-RJ, 7.875% due 7/02/2018                                             218,667
                            290,000   Eli Lilly & Co., 7.125% due 6/01/2025                                                 370,447
                            540,000   General Dynamics Corp., 3% due 5/15/2008                                              523,654
                            400,000   HRPT Properties Trust, 5.75% due 2/15/2014                                            418,108
                            500,000   Harris Corp., 6.35% due 2/01/2028                                                     542,357
                            150,000   Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                                         149,322
                          1,800,000   J. Paul Getty Trust Series 2003, 5.875% due 10/01/2033                              2,030,054
                            235,000   New Plan Excel Realty Trust, 5.875% due 6/15/2007                                     242,118
                                      Norfolk Southern Corp.:
                            675,000        6.75% due 2/15/2011                                                              754,815
                            105,000        5.59% due 5/17/2025                                                              109,130
                            115,000        7.25% due 2/15/2031                                                              146,866
                            587,000   Northrop Grumman Corp., 7.125% due 2/15/2011                                          663,876
                                      Pfizer, Inc.:
                            420,000        5.625% due 2/01/2006                                                             424,352
                            500,000        4.50% due 2/15/2014                                                              503,530
                                      Praxair, Inc.:
                            235,000        6.50% due 3/01/2008                                                              247,254
                             70,000        3.95% due 6/01/2013                                                               67,027

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                                      Rohm & Haas Co.:
                       $     44,000        7.40% due 7/15/2009                                                       $       48,923
                            200,000        7.85% due 7/15/2029                                                              272,568
                            250,000   Southwest Airlines Co., 5.125% due 3/01/2017                                          245,145
                          1,080,000   Union Pacific Corp., 5.75% due 10/15/2007                                           1,115,784
                            455,000   United Technologies Corp., 6.35% due 3/01/2011                                        501,256
                                                                                                                     --------------
                                                                                                                         14,421,988
-----------------------------------------------------------------------------------------------------------------------------------
Industrial -                300,000   Aramark Services, Inc., 6.375% due 2/15/2008                                          314,378
Services - 2.7%             255,000   British Sky Broadcasting Plc, 8.20% due 7/15/2009                                     288,657
                                      COX Communications, Inc.:
                            235,000        7.125% due 10/01/2012                                                            263,534
                            450,000        Class A, 6.80% due 8/01/2028                                                     498,240
                            200,000   COX Enterprises, Inc., 4.375% due 5/01/2008 (a)                                       199,308
                            200,000   CVS Corp., 4% due 9/15/2009                                                           198,164
                                      Carnival Corp.:
                            380,000        3.75% due 11/15/2007                                                             376,247
                            225,000        6.15% due 4/15/2008                                                              236,178
                            300,000   Celulosa Arauco y Constitucion SA, 5.125% due 7/09/2013                               297,109
                                      Cendant Corp.:
                            815,000        6.875% due 8/15/2006                                                             837,875
                            300,000        7.375% due 1/15/2013                                                             343,488
                                      Clear Channel Communications, Inc.:
                            275,000        4.90% due 5/15/2015                                                              247,697
                            100,000        7.25% due 10/15/2027                                                              99,776
                            450,000   Comcast Cable Communications, 8.875% due 5/01/2017                                    593,946
                                      Comcast Corp.:
                            215,000        5.85% due 1/15/2010                                                              227,373
                            570,000        7.05% due 3/15/2033                                                              672,967
                                      Federated Department Stores:
                             25,000        6.625% due 9/01/2008                                                              26,659
                            135,000        6.30% due 4/01/2009                                                              143,354
                            270,000        6.625% due 4/01/2011                                                             297,838
                            435,000   First Data Corp., 6.375% due 12/15/2007                                               457,060
                            375,000   Gannett Co., Inc., 5.50% due 4/01/2007                                                384,065
                            400,000   Harrah's Operating Co., Inc., 5.50% due 7/01/2010                                     412,818

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                       $    335,000   Hewlett-Packard Co., 3.625% due 3/15/2008                                      $      330,556
                            352,000   Historic TW, Inc., 6.875% due 6/15/2018                                               406,516
                            200,000   IAC/InterActiveCorp, 7% due 1/15/2013                                                 213,255
                            235,000   Kohl's Corp., 6.30% due 3/01/2011                                                     255,929
                            450,000   Limited Brands, 6.125% due 12/01/2012                                                 465,529
                             65,000   Lowe's Cos., Inc., 6.50% due 3/15/2029                                                 77,212
                                      News America, Inc.:
                            365,000        7.25% due 5/18/2018                                                              427,606
                            340,000        7.28% due 6/30/2028                                                              395,299
                            100,000   RLI Corp., 5.95% due 1/15/2014                                                        102,488
                            250,000   RR Donnelly & Sons Co., 4.95% due 5/15/2010 (a)                                       251,168
                          1,700,000   Reed Elsevier Capital, Inc., 6.125% due 8/01/2006                                   1,726,476
                             80,000   Science Applications International Corp., 5.50% due 7/01/2033                          80,915
                                      Target Corp.:
                            888,000        10% due 1/01/2011                                                              1,112,278
                            100,000        6.75% due 1/01/2028                                                              124,094
                            200,000   Tele-Communications-TCI Group, 9.80% due 2/01/2012                                    254,740
                                      The Thomson Corp.:
                            345,000        5.75% due 2/01/2008                                                              356,204
                            325,000        4.25% due 8/15/2009                                                              321,706
                                      Time Warner, Inc.:
                          1,510,000        6.875% due 5/01/2012                                                           1,703,916
                            400,000        7.70% due 5/01/2032                                                              506,009
                            375,000   UnitedHealth Group, Inc., 3.30% due 1/30/2008                                         366,313
                             90,000   United Parcel Service, Inc., 8.375% due 4/01/2020                                     123,933
                            200,000   Univision Communications, Inc., 7.85% due 7/15/2011                                   227,199
                          1,000,000   Viacom, Inc., 5.625% due 5/01/2007                                                  1,021,058
                            350,000   W.R. Berkley Corp., 5.125% due 9/30/2010                                              354,733
                                      Wal-Mart Stores, Inc.:
                          1,235,000        6.875% due 8/10/2009                                                           1,361,018
                            125,000        7.55% due 2/15/2030                                                              170,509
                          1,250,000   Waste Management, Inc., 7.375% due 8/01/2010                                        1,397,815
                            800,000   Wyeth, 5.50% due 2/01/2014                                                            842,958
                                                                                                                     --------------
                                                                                                                         22,394,163
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
Utilities -            $    575,000   AT&T Wireless Services, Inc., 8.75% due 3/01/2031                              $      805,941
Communications - 1.7%       315,000   Alltel Corp., 7% due 7/01/2012                                                        359,246
                            150,000   America Movil SA de CV, 6.375% due 3/01/2035                                          146,377
                            900,000   Ameritech Capital Funding, 6.45% due 1/15/2018                                      1,001,802
                                      BellSouth Corp.:
                            800,000        5% due 10/15/2006                                                                810,945
                            614,000        6% due 10/15/2011                                                                663,328
                            500,000        5.20% due 9/15/2014                                                              515,288
                            170,000        6.55% due 6/15/2034                                                              193,561
                            150,000        6% due 11/15/2034                                                                159,508
                          1,295,000   British Telecommunications Plc, 8.375% due 12/15/2010                               1,533,262
                                      Deutsche Telekom International Finance BV:
                            800,000        3.875% due 7/22/2008                                                             791,099
                            450,000        8.75% due 6/15/2030                                                              609,291
                            400,000   France Telecom SA, 8.75% due 3/01/2031                                                557,682
                                      GTE Corp.:
                          1,100,000        6.84% due 4/15/2018                                                            1,253,021
                            255,000        6.94% due 4/15/2028                                                              294,697
                            490,000   Royal KPN NV, 8% due 10/01/2010                                                       567,381
                                      SBC Communications, Inc.:
                            100,000        5.10% due 9/15/2014                                                              102,246
                            150,000        6.45% due 6/15/2034                                                              170,300
                                      Sprint Capital Corp.:
                            391,000        8.375% due 3/15/2012                                                             470,303
                            200,000        6.90% due 5/01/2019                                                              229,058
                            600,000        8.75% due 3/15/2032                                                              834,667
                            750,000   Telecom Italia Capital SA, 5.25% due 11/15/2013                                       761,404
                            250,000   Telefonos de Mexico SA de CV, 4.75% due 1/27/2010 (a)                                 249,790
                            315,000   Verizon Global Funding Corp., 7.75% due 12/01/2030                                    406,743
                            525,000   Verizon Wireless Capital LLC, 5.375% due 12/15/2006                                   535,038
                                                                                                                     --------------
                                                                                                                         14,021,978
-----------------------------------------------------------------------------------------------------------------------------------
Utilities -                 200,000   AGL Capital Corp., 4.45% due 4/15/2013                                                198,054
Electric & Gas - 1.2%       270,000   AmerenEnergy Generating Co. Series F, 7.95% due 6/01/2032                             362,355
                            300,000   Atmos Energy Corp., 7.375% due 5/15/2011                                              340,131
                            300,000   Australian Gas Light Co. Ltd., 5.30% due 9/25/2015 (a)                                310,412

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                       $    180,000   Baltimore Gas & Electric Co., 5.20% due 6/15/2033                              $      178,188
                            115,000   Cincinnati Gas & Electric Co., 5.70% due 9/15/2012                                    122,924
                            500,000   Commonwealth Edison Co., 6.95% due 7/15/2018                                          587,553
                            375,000   Consolidated Edison Co. of New York Series 03-C, 5.10% due 6/15/2033                  378,397
                                      Dominion Resources, Inc.:
                            410,000        6.30% due 3/15/2033                                                              445,888
                            541,000        Series A, 8.125% due 6/15/2010                                                   623,335
                            125,000   Entergy Mississippi, Inc., 5.15% due 2/01/2013                                        127,805
                            120,000   Exelon Corp., 6.75% due 5/01/2011                                                     133,264
                            170,000   FPL Group Capital, Inc., 7.625% due 9/15/2006                                         176,956
                            170,000   Florida Power & Light Co., 6.875% due 12/01/2005                                      172,132
                            160,000   Georgia Power Co. Series K, 5.125% due 11/15/2012                                     166,257
                            510,000   Midamerican Energy Holdings Co., 5.875% due 10/01/2012                                541,731
                            200,000   New York State Electric & Gas Corp., 5.75% due 5/01/2023                              208,888
                            200,000   Ohio Power Co. Series G, 6.60% due 2/15/2033                                          236,194
                            200,000   PacifiCorp, 5.25% due 6/15/2035                                                       200,023
                            200,000   Pepco Holdings, Inc., 4% due 5/15/2010                                                195,142
                            210,000   Plains All American Pipeline LP, 5.625% due 12/15/2013                                217,479
                            235,000   Progress Energy, Inc., 7.10% due 3/01/2011                                            261,782
                            350,000   Public Service Co. of New Mexico, 4.40% due 9/15/2008                                 350,250
                            745,000   Public Service Electric & Gas Co., 5.125% due 9/01/2012                               773,902
                            170,000   South Carolina Electric & Gas Co., 6.70% due 2/01/2011                                189,174
                            125,000   Southern California Edison Co., 5.55% due 1/15/2036                                   131,676
                            385,000   Southern California Gas Co., 4.80% due 10/01/2012                                     393,377
                            590,000   Southern Power Co. Series B, 6.25% due 7/15/2012                                      644,390
                            150,000   TGT Pipeline LLC, 5.20% due 6/01/2018                                                 146,821
                            530,000   TXU Electric Delivery Co., 6.375% due 5/01/2012                                       580,789
                            300,000   Texas Gas Transmission Corp., 4.60% due 6/01/2015                                     296,465
                            280,000   Wisconsin Electric Power Co., 5.625% due 5/15/2033                                    301,760
                                                                                                                     --------------
                                                                                                                          9,993,494
-----------------------------------------------------------------------------------------------------------------------------------
Yankee                      365,000   BHP Finance USA Ltd., 6.42% due 3/01/2026                                             424,048
Corporates - 1.8%           730,000   Brascan Corp., 5.75% due 3/01/2010                                                    760,288
                            730,000   Burlington Resources Finance Co., 6.50% due 12/01/2011                                808,219
                            500,000   Canadian National Railway Co., 6.375% due 10/15/2011                                  551,319
                            525,000   Canadian Natural Resources Ltd., 4.90% due 12/01/2014                                 527,176

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                           Face
Industry+                 Amount      Fixed Income Securities                                                                 Value
-----------------------------------------------------------------------------------------------------------------------------------
                       $    120,000   Corp. Nacional del Cobre de Chile - CODELCO, 6.375% due 11/30/2012 (a)         $      131,695
                            535,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012                                   599,016
                            600,000   EnCana Corp., 4.75% due 10/15/2013                                                    598,172
                            160,000   Hydro Quebec Series GF, 8.875% due 3/01/2026                                          245,693
                            300,000   Inco Ltd., 7.75% due 5/15/2012                                                        349,387
                          1,000,000   Inter-American Development Bank, 6.80% due 10/15/2025                               1,259,541
                                      KFW International Finance, Inc.:
                            530,000        4.75% due 1/24/2007                                                              537,935
                          1,000,000        5.125% due 5/13/2009                                                           1,040,115
                          1,000,000   Korea Development Bank, 4.75% due 7/20/2009                                         1,013,100
                            570,000   National Australia Bank Ltd. Series A, 8.60% due 5/19/2010                            674,545
                            400,000   Nexen, Inc., 5.05% due 11/20/2013                                                     405,621
                            165,000   Noranda, Inc., 7% due 7/15/2005                                                       165,265
                            950,000   Norsk Hydro ASA, 6.36% due 1/15/2009                                                1,015,865
                                      Pemex Project Funding Master Trust:
                          1,025,000        8.85% due 9/15/2007 (a)                                                        1,118,788
                            405,000        9.125% due 10/13/2010                                                            474,255
                             40,000        8.625% due 2/01/2022                                                              49,300
                            150,000        6.625% due 6/15/2035 (a)                                                         147,375
                            200,000   Petro-Canada, 5.95% due 5/15/2035                                                     209,215
                            345,000   Potash Corp. of Saskatchewan Inc., 7.75% due 5/31/2011                                400,305
                            200,000   Santander Central Hispano Issuances Ltd., 7.625% due 9/14/2010                        230,548
                            565,000   Unilever Capital Corp., 7.125% due 11/01/2010                                         638,725
                                      Vodafone Group Plc:
                            530,000        7.75% due 2/15/2010                                                              605,146
                            185,000        7.875% due 2/15/2030                                                             247,889
                                                                                                                     --------------
                                                                                                                         15,228,546
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Fixed Income Securities (Cost - $196,279,859) -- 24.2%                      204,044,034
-----------------------------------------------------------------------------------------------------------------------------------

                                      Capital Trusts
-----------------------------------------------------------------------------------------------------------------------------------
Banking - 0.0%              250,000   HBOS Plc, 5.375% (a)(b)(c)                                                            257,801
-----------------------------------------------------------------------------------------------------------------------------------
Yankee                       75,000   Pemex Project Funding Master Trust, 7.375% due 12/15/2014                              84,113
Corporates - 0.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Capital Trusts (Cost - $327,201) -- 0.0%                                        341,914
-----------------------------------------------------------------------------------------------------------------------------------

State                                 Municipal Bonds
-----------------------------------------------------------------------------------------------------------------------------------
Illinois - 0.1%             700,000   Illinois State, General Obligation Bonds, 5.10% due 6/01/2033                         729,820
-----------------------------------------------------------------------------------------------------------------------------------
Texas - 0.1%              1,040,000   Dallas, Texas, General Obligation Bonds, Series C, 5.25% due 2/15/2024              1,029,766
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Municipal Bonds (Cost - $1,677,145) -- 0.2%                                   1,759,586
-----------------------------------------------------------------------------------------------------------------------------------

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005                    (in U.S. dollars)

                            Face
                           Amount     Short-Term Securities                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper**     $ 20,000,000   Cancara Asset Securitization Ltd., 3.16% due 7/14/2005                         $   19,977,177
                         20,000,000   Chariot Funding LLC, 3.16% due 7/14/2005                                           19,977,177
                          2,800,000   DNB NOR Bank ASA, 3.25% due 7/14/2005                                               2,796,713
                         10,000,000   E.I. Du Pont de Nemours & Co., 3.12% due 7/14/2005                                  9,988,732
                          9,000,000   Scaldis Capital LLC, 3.15% due 7/14/2005                                            8,989,762
                                                                                                                     --------------
                                                                                                                         61,729,561
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Government          14,600,000   Federal Home Loan Bank System, 3.001% due 7/01/2005                                14,600,000
Agency Obligations**
-----------------------------------------------------------------------------------------------------------------------------------

                                       Beneficial
                                         Interest
-----------------------------------------------------------------------------------------------------------------------------------
                       $ 81,412,875   Merrill Lynch Liquidity Series, LLC Money Market Series (e)(f)                     81,412,875
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total  Short-Term Securities (Cost - $157,742,436) -- 18.7%                       157,742,436
-----------------------------------------------------------------------------------------------------------------------------------
                                      Total Investments (Cost - $1,058,282,375++) - 127.4%                            1,075,785,948

                                      Liabilities in Excess of Other Assets - (27.4%)                                  (231,679,980)
                                                                                                                     --------------
                                      Net Assets - 100.0%                                                            $  844,105,968
                                                                                                                     ==============

* Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
** Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Series.
+ For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series' management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++ The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                            $ 1,058,723,939
                                                                ===============
      Gross unrealized appreciation                             $    19,280,721
      Gross unrealized depreciation                                  (2,218,712)
                                                                ---------------
      Net unrealized appreciation                               $    17,062,009
                                                                ===============

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   The security is a perpetual bond and has no definite maturity date.
(c)   Floating rate note.
(d)   Security, or a portion of security, is on loan.
(e)   Security was purchased with the cash proceeds from securities loans.

Master Aggregate Bond Index Series
Schedule of Investments as of June 30, 2005

(f) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                    Net        Interest/Dividend
      Affiliate                                   Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
         Money Market Series                    $ 81,412,875     $        24,312
      Merrill Lynch Premier Institutional Fund   (12,139,250)    $         3,905
      --------------------------------------------------------------------------

      Swaps outstanding as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Appreciation
      --------------------------------------------------------------------------
      Receive (pay) a variable return based on the change in the since inception return of the Lehman Brothers CMBS Investment Grade Index and pay a floating rate based on 1-month USD
      LIBOR minus 0.18%

      Broker, UBS Warburg AG
      Expires October 2005                             $26,000,000            --
      --------------------------------------------------------------------------

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: August 19, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Aggregate Bond Index Fund of Merrill Lynch Index Funds, Inc. and Master Aggregate Bond Index Series of Quantitative Master Series Trust

Date: August 19, 2005